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                                                                    EXHIBIT 23.2



                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                   As independent public accountants, we hereby consent to the use of our report dated January 23, 1998, covering the audited financial statements of LaPlace Bancshares, Inc. and Subsidiary (and to all references to our firm) included in the registration statement.


ROTH MURPHY SANFORD LLP
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NEW ORLEANS, LOUISIANA
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November 18, 1998